UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  January 16, 2007


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


            Delaware             1-8400             75-1825172
(State of Incorporation)( Commission File Number)(IRS Employer
                                                Identification No.)


4333 Amon Carter Blvd.      Fort Worth, Texas              76155
 (Address of principal executive offices)              (Zip Code)


                           (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))





Item 1.01  Entry into a Material Definitive Agreement

On January 16, 2007, the Compensation Committee (the "Compensation Committee") of the Board of Directors of AMR Corporation (the "Corporation") approved the 2007 Annual Incentive Plan (the "AIP") for American Airlines, Inc. ("American"). All U.S. based employees of American are eligible to participate in the AIP (including the Corporation's executive officers). The AIP is American's annual bonus plan and provides for the payment of awards in the event certain financial and/or customer service metrics are satisfied, as further described in the AIP. A copy of the AIP is attached as Exhibit 99.1.

Item 1.01    Entry into a Material Definitive Agreement

On January 16, 2007, the Compensation Committee approved the amendment and restatement of the following compensation programs for officers (including the Corporation's executive officers) and certain key employees of American:

  a.   The 2005-2007 Performance Share Plan for Officers and Key
       Employees, and the related 2005-2007 Performance Share Agreements (collectively, the "2005-2007 Performance Share Plan"); and

  b. The 2005 Deferred Share Award Agreements (the "2005 Deferred Share Agreements").

The amendment and restatement of the 2005-2007 Performance Share
Plan will result in a distribution of cash and stock upon the attainment of the performance criteria outlined therein. The anticipated distribution date is April 2008.

The   amendment  and  restatement  of  the  2005  Deferred  Share
Agreements will result in a distribution of stock upon the recipient being employed by a wholly owned subsidiary of the Corporation on the vesting date. The anticipated distribution date is July 2008.

The  Compensation  Committee  also made  certain  grants  to  the
executive   officers  of  the  Corporation  under  the  2005-2007
Performance Share Plan and the 2005 Deferred Share Agreements. These grants replaced unit grants under earlier plans.


Item 9.01   Financial Statements and Exhibits

          (c)  Exhibits

                    Exhibit 99.1   2007 Annual
                    Incentive Plan for American

                    Exhibit 99.2 2005-2007 Performance Share Plan for Officers and Key Employees, as Amended and
                    Restated as of January 16, 2007

                    Exhibit 99.3 Form of 2005-2007 Performance Share Agreement, as Amended and Restated as of January 16, 2007 (with awards to executive officers noted)

                    Exhibit 99.4 Form of 2005 Deferred Share Award Agreement, as Amended and Restated as of January 16, 2007 (with awards to executive officers noted)



                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Kenneth W. Wimberly
                                        Kenneth W. Wimberly
                                        Corporate Secretary



Dated:  January 17, 2007

                          EXHIBIT INDEX


Exhibit        Description

99.1      2007 Annual Incentive Plan for American

99.2      2005-2007 Performance Share Plan for Officers and Key
          Employees, as Amended and Restated as of January 16,
          2007

99.3      Form of 2005-2007 Performance Share Agreement, as
          Amended and Restated as of January 16, 2007 (with awards to executive officers noted)

99.4 Form of 2005 Deferred Share Award Agreement, as Amended and Restated as of January 16, 2007 (with awards to executive officers noted)